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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Teltrend Inc. 1997 Non-Employee Director Stock Option Plan of our report dated August 25, 1997 with respect to the financial statements of Teltrend Inc. included in its Annual Report on Form 10-K for the year ended July 26, 1997, filed with the Securities and Exchange Commission.







Ernst & Young LLP
March 3, 1998
Chicago, Illinois